Exhibit 10.2

AMENDMENT TO BACKSTOP AGREEMENT

THIS AMENDMENT dated as of December 20, 2016 (this “Amendment”) is entered into by and among:

(i) CHC Group Ltd. (the “Company”); and

(ii) each of the undersigned parties identified on the signature pages hereto (each an “Investor” and collectively, the “Investors”).

The Company and the Investors are referred to herein as the “Amendment Parties” and each individually as an “Amendment Party.” Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Backstop Agreement (as defined below).

RECITALS

WHEREAS, the Amendment Parties entered into that certain Backstop Agreement dated as of October 11, 2016 (as amended, supplemented or otherwise modified from time to time, the “Backstop Agreement”);

WHEREAS, the Amendment Parties wish to amend certain provisions of the Backstop Agreement; and

WHEREAS, the Amendment Parties wish to take such actions necessary to give effect to such amendments.

AMENDMENTS

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the Backstop Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Amendment Parties agree as follows:

Section 1.  Amendments. Subsection (F) of Section 10(a)(ii) of the Backstop Agreement is hereby amended and restated in its entirety as follows:

“(F)     obtain the entry by the Bankruptcy Court of the Final Cash Collateral Order (as defined in the Plan Support Agreement) by no later than January 9, 2017, which order is reasonably acceptable in all respects to the Requisite Plan Sponsors and the Debtors;”

Section 2.  Effectiveness. This Amendment shall become effective and binding on the Amendment Parties in accordance with the terms of the Backstop Agreement upon the execution and delivery by the Company and the Requisite Investors of an executed signature page hereto.

Section 3.  Miscellaneous.

3.1     Except as specifically set forth herein, the terms of the Backstop Agreement shall remain in full force and effect and are hereby ratified and confirmed.

3.2     This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Amendment delivered by facsimile, PDF or otherwise shall be deemed to be an original for the purposes of this paragraph.

[Signature Page Follows]

IN WITNESS WHEREOF, the Amendment Parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.

COMPANY

CHC Group Ltd.

By:	/s/ Hooman Yazhari
	Name:	Hooman Yazhari
	Title:	Senior Vice President, Legal & Administration

[ Signature Page to Amendment to Backstop Agreement ]

INVESTORS

ALLIANCEBERNSTEIN LP

By:	/s/ Robert Schwartz

Name:	Robert Schwartz

Title:	Senior Vice President

Future Fund Board of Guardians
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities (F), L.P

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to Backstop Agreement ]

Sankaty Credit Opportunities V AIV II (Master), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-A, L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-B (Master), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to Backstop Agreement ]

Sankaty Managed Account (CalPERS), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Bain Capital High Income Partnership, L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Managed Account (E), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Managed Account (FSS), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to Backstop Agreement ]

Sankaty Managed Account (PSERS), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Managed Account (TCCC), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Rio Grande FMC, L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sears Holdings Pension Trust
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to Backstop Agreement ]

Sankaty Credit Opportunities VI-EU (Master), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-G, L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Los Angeles County Employees Retirement Association
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to Backstop Agreement ]

American Century Capital Portfolios, Inc. – AC Alternatives Income Fund
By: Bain Capital Credit, LP, as Subadvisor

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Carl Marks Strategic Investments, L.P.

By:	/s/ James F. Wilson

Name:	James F. Wilson

Title:	Authorized Signatory

Carl Marks Strategic Opportunities Fund II, L.P.

By:	/s/ James F. Wilson

Name:	James F. Wilson

Title:	Authorized Signatory

[ Signature Page to Amendment to Backstop Agreement ]

Tennenbaum Special Situations IX-O, LP
By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Tennenbaum Special Situations Fund IX-C, LP
By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Tennenbaum Special Situations Fund IX, LLC
By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

[ Signature Page to Amendment to Backstop Agreement ]

Tennenbaum Opportunities Fund, VI, LLC
By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Tennenbaum Special Situations IX-S, LP
By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Wayzata Opportunities Fund III, L.P.
By: WOF III GP, L.P., its General Partner
By: WOF III GP, LLC, its General Partner

By:	/s/ Joseph M. Deignan

Name:	Joseph M. Deignan

Title:	Authorized Signatory

[ Signature Page to Amendment to Backstop Agreement ]

Wayzata Opportunities Fund Offshore III, L.P.
By: Wayzata Offshore GP III, LLC, its General Partner

By:	/s/ Joseph M. Deignan

Name:	Joseph M. Deignan

Title:	Authorized Signatory

[ Signature Page to Amendment to Backstop Agreement ]

Marble Ridge Capital L.P.

By:	/s/ Dan Kamensky

Name:	Dan Kamensky

Title:	Authorized Signatory

[ Signature Page to Amendment to Backstop Agreement ]

Solus Alternative Asset Management LP

By:	/s/ Chris Pucillo

Name:	Chris Pucillo

Title:	CEO/CIO

[ Signature Page to Amendment to Backstop Agreement ]